SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - April 26, 2006

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
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State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

             570 Lausch Lane
         Lancaster, Pennsylvania                        17601
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure
          ________________________

          On April 26, 2006 Union National Financial Corporation held its 2006 Annual Meeting of Shareholders at which time a presentation was given by the executive management team to review the 2005 financial results as well as future initiatives. The aforementioned presentation is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
          _________________________________

     (b)  Exhibits.

          Exhibit No.   Description
          ___________   ___________
          99.1          2006 Annual Meeting of Shareholders
                        Presentation

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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: April 27, 2006        /s/ Mark D. Gainer
                             ----------------------------------
                             Mark D. Gainer,
                             Chairman, President and Chief
                             Executive Officer

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